                                                                   Exhibit 10.21

                    CONSENT FOR ACQUISITION AND ASSIGNMENT



The undersigned hereby acknowledges notice of, and hereby consents to, (i) the transaction in which ITC Holding Company, Inc. (and/or one or more subsidiaries thereof) proposes to acquire from SCANA Communications, Inc. and/or affiliates thereof (collectively, "SCANA") all of SCANA's partnership interests in Gulf States FiberNet (a Georgia general partnership) and all of SCANA's fiber optic network assets (including, without limitation, fiber optic cable and equipment) relating to its Georgia fiber optic network, and (ii) the assignment and transfer by Gulf States FiberNet to Gulf States Transmission Systems, Inc. of all of Gulf States FiberNet's assets and liabilities (including, without limitation, all rights, duties, and obligations under the Fiber System Lease Agreement by and between CSW Communications, Inc. and Gulf States FiberNet dated January 30, 1996) (the "Lease Agreement") provided that Gulf States Transmission Systems, Inc. assumes and agrees to pay, perform and discharge all of Gulf States FiberNet's duties and obligations under the Lease Agreement.


Date: 1-13-97                                     CSW COMMUNICATIONS, INC.
     ---------
                                                  By /s/ DON A SHOHON
                                                     -------------------